                                                              2001 ANNUAL REPORT

                                                              December 31, 2001

                                                           [MORGAN STANLEY LOGO]

                                                      THE THAI FUND, INC.

                                                      MORGAN STANLEY
                                                      INVESTMENT MANAGEMENT INC.
                                                      INVESTMENT ADVISER

The Thai Fund, Inc.

DIRECTORS AND OFFICERS
Barton M. Biggs
Chairman of the
Board of Directors

Ronald E. Robison
President and Director

John D. Barrett II
Director

Thomas P. Gerrity
Director

Gerard E. Jones
Director

Joseph J. Kearns
Director

Vincent R. McLean
Director

C. Oscar Morong, Jr.
Director

William G. Morton, Jr.
Director

Michael Nugent
Director

Fergus Reid
Director

Stefanie V. Chang
Vice President

Lorraine Truten
Vice President

James A. Gallo
Treasurer

Mary E. Mullin
Secretary

Belinda A. Brady
Assistant Treasurer

U.S. INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

THAI INVESTMENT ADVISER
The Mutual Fund Public Company Limited.
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand

ADMINISTRAT0R
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIANS
The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

JPMorgan Chase Bank
3 Chase Metrotech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800)730-6001

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                                             THE THAI FUND, INC.

                                                             OVERVIEW

LETTER TO SHAREHOLDERS

For the year ended December 31, 2001, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 9.51% compared to 5.84% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). On December 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $3.30, representing a 0.9% premium to the Fund's net asset value per share.

MARKET REVIEW

2001 was a relatively good year for the Thai stock market with the Stock Exchange of Thailand (SET) Index rising by 12.9% during the year in local currency terms. The coming to power of businessman Thaksin Shinawatra as the country's new Prime Minister boosted sentiments right from January. The market performed strongly during the first half of 2001 with the setting up of the Thai Asset Management Corporation (TAMC), which boosted hopes that the banking system would be rehabilitated and kick-start fresh lending activity. Volatility was high with the SET index trading between a low of 265.13 to a high of 347.19. A possible removal of Prime Minister Thanksin from office due to his alleged willful concealment of assets and the September 11 crisis in the U.S. led to a market collapse during the third quarter of 2001.

Thailand's GDP grew by 1.5% in the third quarter of 2001, a slowdown from the first half of 2001's growth of 1.9%. However, the third quarter economic growth was better-than-expected as private consumption remained resilient and grew by 2.8%. External demand was weak, as shown in the 8.0% fall in exports of goods and services. Imports also fell, declining by 11.8%. The National Economic and Social Development Board projected the GDP to grow by 1.5% in 2001, implying that the country's economic slowdown will continue into the fourth quarter.

Sector wise, the small and mid capitalization stocks were the darlings of the local investors and they outperformed the Index significantly during the year. This is especially so in the case of the finance companies as strong auto and property sales boosted higher-purchase loan demand. Similarly, the property companies with heavy exposure to the landed housing segment did well owing to a shortage of supply. The banks did not perform as well in general. Earnings disappointment from higher-than-expected expenses and the below-expectations transfer of non-performing loans to the TAMC were the main causes for the underperformance.

MARKET OUTLOOK

With domestic pump-priming policies largely in place since the second half of 2001, the outlook for the Thai market hinges largely on the performance of the external sector. Thailand is one of the largest net importers of oil in the region and any volatility in oil price may have significant consequences to the economy. On the domestic front, the continued changes in regulatory policies, coupled with the privatizing of several state-owned entities, may serve to boost local sentiments.

Sincerely,

/s/ Ronald E. Robison]

Ronald E. Robison
President and Director

                                                                    January 2002

                                                             THE THAI FUND, INC.

                                                             December 31, 2001

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                      TOTAL RETURN (%)
                    --------------------------------------------------------------------------------
                          MARKET VALUE(1)            NET ASSET VALUE(2)              INDEX(3)
                    --------------------------------------------------------------------------------
                                     AVERAGE                     AVERAGE                     AVERAGE
                    CUMULATIVE        ANNUAL    CUMULATIVE        ANNUAL    CUMULATIVE        ANNUAL
----------------------------------------------------------------------------------------------------
One Year                 22.95%        22.95%         9.51%         9.51%         5.84%         5.84%

Five Year               -78.68        -26.59        -77.87        -26.04        -79.74        -27.33

Ten Year                -67.30        -10.58        -66.10        -10.25        -76.58        -13.51

Since Inception*        -33.62         -2.91        -34.22         -2.97        -50.46         -4.94

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                                    YEAR ENDED DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
                                 1992      1993     1994        1995      1996     1997       1998       1999      2000      2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share     $ 20.69   $ 39.42   $ 28.30    $ 24.89   $ 15.63   $  3.81   $  3.80    $  5.71   $  2.99   $  3.27
----------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share        $ 18.75   $ 36.88   $ 22.38    $ 22.38   $ 16.38   $  5.25   $  5.88    $  7.81   $  2.69   $  3.30
----------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)               -9.4%     -6.4%    -20.9%     -10.1%      4.8%     37.8%     54.7%      36.8%    -10.0%      0.9%
----------------------------------------------------------------------------------------------------------------------------------
Income Dividends                   --   $  0.36   $  0.35    $  0.11   $  0.32   $  0.11   $  0.19         --   $  0.02   $  0.00#
----------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions        --   $  0.51   $  4.62    $  3.38   $  0.08   $  0.12        --         --        --        --
----------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)            34.26%    98.90%    10.40%+    -0.10%   -35.93%   -75.17%     2.88%     50.26%   -47.33%     9.51%
----------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)           24.71%    88.40%   -17.76%     -6.11%   -36.25%   -75.54%    22.43%     32.41%   -51.73%     5.84%
----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, expressed in U.S. dollars.
  * The Fund commenced operations on February 16, 1988.
  + This return does not include the effect of the rights issued in connection with the rights offering.
  # Amount is less than $0.01 per share.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

[CHART OF ALLOCATION OF TOTAL INVESTMENTS]

Equity Securities       94.5%
Short-Term Investments   5.5

[CHART OF INDUSTRIES]

Banks                                          14.6%
Wireless Telecommunication Services            13.3
Construction Materials                         10.1
Oil & Gas                                       9.5
Food Products                                   9.0
Electronic Equipment & Instruments              5.3
Diversified Telecommunication Services          4.4
Multiline Retail                                3.6
Media                                           3.2
Diversified Financials                          3.0
Other                                          24.0

Ten Largest Holdings*

                                          PERCENT OF
                                          NET ASSETS
----------------------------------------------------
 1.   Advanced Info Service PCL                 10.0%
 2.   PTT Exploration & Production PCL           7.9
 3.   Bangkok Bank PCL                           7.0
 4.   Siam Cement PCL                            6.1
 5.   Charoen Pokphand Foods PCL                 5.7
 6.   Delta Electronics (Thailand) PCL           5.3%
 7.   Thai Farmers Bank PCL                      5.0
 8.   Siam City Cement PCL                       4.1
 9.   Thai Union Frozen Products PCL             3.3
10.   Shin Corp., PCL                            3.3
                                               -----
                                                57.7%
                                               =====

*Excludes short-term investments

                                                            THE THAI FUND, INC.

                                                            FINANCIAL STATEMENTS
                                                            December 31, 2001

STATEMENT OF NET ASSETS

                                                  SHARES            VALUE (000)
-------------------------------------------------------------------------------
THAI INVESTMENT PLAN (98.0%)
===============================================================================
THAI COMMON STOCKS(92.4%)
(UNLESS OTHERWISE NOTED)
===============================================================================
AIRLINES(0.5%)
  Thai Airways International PCL                  537,200(a)         $      237
===============================================================================
BANKS(14.5%)
  Bangkok Bank PCL                              3,664,550(a)              3,024
  Siam Commercial Bank PCL                        822,000(a)                312
  Siam Commercial Bank PCL (Foreign)            2,041,900(a)                776
  Thai Farmers Bank PCL                         5,170,800(a)              2,174
-------------------------------------------------------------------------------
                                                                          6,286
===============================================================================
BEVERAGES(2.7%)
  Serm Suk PCL                                    334,500                 1,165
===============================================================================
CHEMICALS(2.6%)
  National Petrochemical PCL                    1,526,300                 1,113
===============================================================================
CONSTRUCTION MATERIALS(10.1%)
  Siam Cement PCL                                 250,400(a)              2,627
  Siam City Cement PCL                            547,245                 1,769
-------------------------------------------------------------------------------
                                                                          4,396
===============================================================================
DIVERSIFIED FINANCIALS(3.0%)
  National Finance PCL                          6,159,900(a)              1,316
===============================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES(4.4%)
  Shin Satellite PCL                            1,290,775(a,b)              744
  TelecomAsia Corp., PCL                        5,136,700(a)              1,185
-------------------------------------------------------------------------------
                                                                          1,929
===============================================================================
ELECTRIC UTILITIES(2.2%)
  Electricity Generating PCL                    1,169,900                   939
===============================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS(5.3%)
  Delta Electronics (Thailand) PCL              3,639,290(b)              2,303
===============================================================================
FOOD PRODUCTS(8.9%)
  Charoen Pokphand Foods PCL                   19,666,960                 2,423
  Thai Union Frozen Products PCL                3,802,000                 1,444
-------------------------------------------------------------------------------
                                                                          3,867
===============================================================================
HOUSEHOLD DURABLES(1.6%)
  Land & Houses PCL                               781,800(a)                689
===============================================================================
INDUSTRIAL CONGLOMERATES(0.0%)
  Thai Rung Textile PCL                               958(a,b)               --@
===============================================================================
INSURANCE(2.1%)
  Bangkok Insurance PCL                           248,100                   931
===============================================================================
MEDIA (3.2%)
  BEC World PCL                                   273,400(b)         $    1,273
  United Broadcasting Corp., PCL                  604,600(a,b)              102
-------------------------------------------------------------------------------
                                                                          1,375
===============================================================================
MULTILINE RETAIL (3.6%)
  Big C Supercenter PCL                         1,964,100(a)                870
  Siam Makro PCL                                  762,700                   681
-------------------------------------------------------------------------------
                                                                          1,551
===============================================================================
OIL & GAS (9.5%)
  PTT Exploration & Production PCL              1,425,300                 3,415
  PTT PCL                                         900,000(a)                702
-------------------------------------------------------------------------------
                                                                          4,117
===============================================================================
TEXTILES & APPAREL (2.9%)
  Thai Wacoal PCL                                 347,013                 1,239
===============================================================================
TRANSPORTATION INFRASTRUCTURE (2.0%)
  Bangkok Expressway PCL                        3,920,300(b)                864
===============================================================================
WIRELESS TELECOMMUNICATION
SERVICES (13.3%)
  Advanced Info Service PCL                     4,723,000                 4,351
  Shin Corp., PCL                               4,090,000(a)              1,442
-------------------------------------------------------------------------------
                                                                          5,793
===============================================================================
TOTAL THAI COMMON STOCKS
  (Cost $53,369)                                                         40,110
===============================================================================

                                                   NO. OF
                                                 WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.2%)
===============================================================================
FOOD PRODUCTS (0.1%)
  Charoen Pokphand Foods PCL                      983,548(a)                 51
BANK (0.1%)
  Siam Commercial Bank PCL, expiring 10/05/02
                                                1,687,800(a)                 46
-------------------------------------------------------------------------------
(Cost $--@)                                                                  97
===============================================================================

                                                     FACE
                                                   AMOUNT
                                                    (000)
===============================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (5.4%)
(INTEREST BEARING DEMAND ACCOUNT)
-------------------------------------------------------------------------------
  Thai Baht
  (Cost $2,338)                THB                102,881                 2,326
===============================================================================

    The Accompanying Notes are an Integral Part of the Financial Statements.

                                        5

                                                                    VALUE (000)
--------------------------------------------------------------------------------
TOTAL THAI INVESTMENT PLAN (98.0%)
(Cost $55,707)                                                       $   42,533
===============================================================================
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.8%)
  Cash                                         $    1,174
  Receivable for Investments Sold                      34
  Other                                                17                 1,225
===============================================================================
LIABILITIES (-0.8%)
  Payable For:
    Investment Advisory Fees                          (62)
    Shareholder Reporting Expenses                    (58)
    Professional Fees                                 (45)
    Dividends Declared                                (40)
    Directors' Fees and Expenses                      (36)
    Administrative Fees                               (25)
    Custodian Fees                                    (16)
    Thai Investment Advisory Fees                     (15)
  Other Liabilities                                   (53)           $     (350)
===============================================================================
NET ASSETS (100.0%)
  Applicable to 13,269,578, issued and
    outstanding $ 0.01 par value shares
    (30,000,000 shares authorized)                                   $   43,408
===============================================================================
NET ASSET VALUE PER SHARE                                            $     3.27
===============================================================================
AT DECEMBER 31, 2001, NET ASSETS CONSISTED OF:
  Common Stock                                                       $      133
  Paid-in Capital                                                       189,378
  Undistributed Net Investment Income                                        66
  Accumulated Net Realized Loss                                        (133,066)
  Unrealized Depreciation on Investments and
    Foreign Currency Translations                                       (13,103)
===============================================================================
TOTAL NET ASSETS                                                     $   43,408
===============================================================================

(a) -- Non-income producing.
(b) -- Security valued at fair value - see Note A-1 to financial statements. At December 31, 2001, the Portfolio held $5,286,000 of fair-valued securities, representing 12.2% of net assets.
@   -- Value is less than $500.
THB -- Thai Baht

    The accompanying notes are an integral part of the financial statements.

                                                            THE THAI FUND, INC.

                                                            Financial Statements

                                                                                                        YEAR ENDED
STATEMENT OF OPERATIONS                                                                     DECEMBER 31, 2001 (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                                                                            $     1,212
  Interest                                                                                                      16
===================================================================================================================
    TOTAL INCOME                                                                                             1,228
===================================================================================================================
EXPENSES
  U.S. Investment Advisory Fees                                                                                387
  Thai Investment Advisory Fees                                                                                173
  Administrative Fees                                                                                          130
  Professional Fees                                                                                            125
  Shareholder Reporting Expenses                                                                                78
  Transfer Agent Fees                                                                                           45
  Custodian Fees                                                                                                34
  Directors' Fees and Expenses                                                                                   5
  Other Expenses                                                                                                15
===================================================================================================================
    TOTAL EXPENSES                                                                                             992
===================================================================================================================
      NET INVESTMENT INCOME                                                                                    236
===================================================================================================================
NET REALIZED LOSS ON:
  Investments                                                                                              (12,895)
  Foreign Currency Transactions                                                                                (10)
===================================================================================================================
    NET REALIZED LOSS                                                                                      (12,905)
===================================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                               16,482
  Foreign Currency Transactions                                                                                (13)
===================================================================================================================
    CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                                          16,469
===================================================================================================================
TOTAL NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                   3,564
===================================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $     3,800
===================================================================================================================

                                                                                YEAR ENDED              YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                       DECEMBER 31, 2001      (DECEMBER 31, 2000
                                                                                     (000)                   (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                           $    236             $       504
  Net Realized Gain (Loss)                                                         (12,905)                  1,052
  Change in Unrealized Appreciation/Depreciation                                    16,469                 (37,371)
===================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  3,800                 (35,815)
===================================================================================================================
Distributions:
  Net Investment Income                                                                (94)                   (205)
  In Excess of Net Investment Income                                                    --                     (71)
===================================================================================================================
    TOTAL DISTRIBUTIONS                                                                (94)                   (276)
===================================================================================================================
Capital Share Transactions:
  Reinvestment of Shares (1,865 shares and 0 shares, respectively)                       6                      --
===================================================================================================================
  TOTAL INCREASE (DECREASE)                                                          3,712                 (36,091)
===================================================================================================================
Net Assets:
  Beginning of Period                                                               39,696                  75,787
------------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED / (DISTRIBUTIONS IN EXCESS OF) NET       $ 43,408             $    39,696
    INVESTMENT INCOME OF $66 AND $(71), RESPECTIVELY)
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                            THE THAI FUND, INC.

                                                            Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

                                                                   YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                      2001          2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     2.99    $     5.71    $    3.80    $    3.81    $   15.63
---------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                          0.01          0.04        (0.03)       (0.03)        0.33
Net Realized and Unrealized Gain (Loss) on
  Investments                                         0.27         (2.74)        1.94         0.21       (11.92)
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  0.28         (2.70)        1.91         0.18       (11.59)
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                              (0.00)#       (0.02)          --        (0.19)          --
  In Excess of Net Investment Income                    --         (0.00)#         --           --        (0.11)
  In Excess of Net Realized Gain                        --            --           --           --        (0.12)
---------------------------------------------------------------------------------------------------------------
    Total Distributions                              (0.00)#       (0.02)          --        (0.19)       (0.23)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $     3.27    $     2.99    $    5.71    $    3.80    $    3.81
===============================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD           $     3.30    $     2.69    $    7.81    $    5.88    $    5.25
===============================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                       22.95%       (65.40)%      32.98%       15.43%      (67.35)%
  Net Asset Value (1)                                 9.51%       (47.33)%      50.26%        2.88%      (75.17)%
===============================================================================================================
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)           $   43,408    $   39,696    $  75,787    $  50,403    $  50,112
---------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets               2.29%         2.00%        2.04%        2.32%        1.44%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                  0.54%         0.94%       (0.78)%      (0.97)%       3.14%
Portfolio Turnover Rate                                 27%           15%          50%          78%          22%
---------------------------------------------------------------------------------------------------------------

#      Amount is less than $0.01.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

                                                             THE THAI FUND, INC.

                                                             December 31, 2001

NOTES TO FINANCIAL STATEMENTS

    The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    Distributions of income from the Plan to the Fund are subject to Thai income tax at a rate of 10% of the distribution amount, which is withheld at the time of distribution. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund accrues and allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

    - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transac-tions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are included in interest income in the Statement of Operations. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and the credit risk is generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund an dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2001, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund's first $50 million of average weekly net assets,0.25% of the Fund's next $50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. CUSTODIAN: JPMorgan Chase Bank, acts as custodian for the Fund's assets held in the United States. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The Plan's assets, in Thailand, are held by the Thai Farmers Bank Public Company Limited.

E. OTHER: During the year ended December 31, 2001, the Fund made purchases and sales totaling $11,188,000 and $13,166,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2001, the U.S. Federal income tax cost basis of investments (excluding foreign currency) was $56,663,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $16,456,000 of which $4,136,000 related to appreciated securities and $20,592,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $129,307,000 available to offset future gains of which $23,693,000 will expire on December 31, 2005, $85,158,000 will expire on December 31, 2006, $2,772,000 will expire on December 31, 2007, $1,412,000 will expire on December 31, 2008 and $16,272,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $467,000.

A significant portion of the Fund's net assets consist of investments in Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. At December 31, 2001, the deferred fees payable, under the Compensation Plan totaled $35,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On December 14, 2001, the Board of Directors declared a distribution of $0.003 per share, derived from net investment income, payable on January 31, 2002, to shareholders of record on December 24, 2001.

F.  SUPPLEMENTAL PROXY INFORMATION (UNAUDITED):

The Annual Meeting of the Stockholders of the Fund was held on October
11, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                                   VOTES IN             VOTES
                                   FAVOR OF             AGAINST
----------------------------------------------------------------
Joseph J. Kearns                   7,210,008            156,273
Michael Nugent                     7,209,639            156,642
C. Oscar Morong, Jr.               7,209,035            157,246
Vincent R. McLean                  7,209,087            157,194
Thomas P. Gerrity                  7,210,839            155,442

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of The Thai Fund, Inc.

We have audited the accompanying statement of net assets of The Thai
Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Thai Fund, Inc. at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP.

Boston, Massachusetts
February 11, 2002

                                                             THE THAI FUND, INC.

                                                             Overview

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Independent Directors:


                                                                                          NUMBER OF
                                              TERM OF                                     PORTFOLIOS
                                              OFFICE AND                                  IN FUND
                                  POSITION(S) LENGTH OF                                   COMPLEX
NAME, AGE AND ADDRESS OF          HELD WITH   TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
DIRECTOR                          REGISTRANT  SERVED*    PAST 5 YEARS                     DIRECTOR**   DIRECTOR
----------------------------      ----------  ---------  ------------------------------   ----------   ---------------------------
John D. Barrett II (66)           Director    Director   Chairman and Director of Barrett 78           Director of the Ashforth
565 Fifth Avenue                              since      Associates, Inc. (investment                  Company (real estate).
New York, NY 10017                            2000       counseling).

Thomas P. Gerrity (60)            Director    Director   Professor of Management,         78           Director, ICG Commerce,
219 Grays Lane                                since      formerly Dean, Wharton School of              Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                           2001       Business, University of                       Reliance Group Holdings,
                                                         Pennsylvania; formerly Director,              Inc., CVS Corporation and
                                                         IKON Office Solutions, Inc.,                  Knight-Ridder, Inc.
                                                         Fiserv, Digital Equipment
                                                         Corporation, Investor Force
                                                         Holdings, Inc. and Union Carbide
                                                         Corporation.

Gerard E. Jones (65)              Director    Director   Of Counsel, Shipman & Goodwin,   78           Director of Tractor Supply
Shipman & Goodwin, LLP                        since      LLP (law firm).                               Company, Tiffany Foundation,
43 Arch Street                                2000                                                     and Fairfield County
Greenwich, CT 06830                                                                                    Foundation.

Joseph J. Kearns (59)             Director    Director   Investment consultant; formerly  78           Director, Electro Rent
6287 Via Escondido                            since      CFO of The J. Paul Getty Trust.               Corporation and The Ford
Malibu, CA 90265                              2001                                                     Family Foundation.

Vincent R. McLean (70)            Director    Director   Formerly Executive Vice          78           Director, Banner Life
702 Shackamaxon Drive                         since      President, Chief Financial                    Insurance Co.; William Penn
Westfield, NJ 07090                           2001       Officer, Director and Member of               Life Insurance Company of
                                                         the Executive Committee of                    New York.
                                                         Sperry Corporation (now part of
                                                         Unisys Corporation).

C. Oscar Morong, Jr. (66)         Director    Director   Managing Director, Morong        78           Trustee and Chairman of the
1385 Outlook Drive West                       since      Capital Management; formerly                  mutual funds in the Smith
Mountainside, NJ 07092                        2001       Senior Vice President and                     Barney/CitiFunds fund
                                                         Investment Manager for CREF,                  complex; Director, Ministers
                                                         TIAA-CREF Investment Management,              and Missionaries Benefit
                                                         Inc. (investment management);                 Board of American Baptist
                                                         formerly Director, The Indonesia              Churches.
                                                         Fund (mutual fund).

William G. Morton, Jr. (64)       Director    Director   Chairman Emeritus and former     78           Director of Radio Shack
100 Franklin Street                           since      Chief Executive Officer of                    Corporation (electronics).
Boston, MA 02110                              1995       Boston Stock Exchange.

Michael Nugent (65)               Director    Director   General Partner, Triumph         207          Director of various business
c/o Triumph Capital, L.P.                     since      Capital, L.P. (private                        organizations; Chairman of
237 Park Avenue                               2001       investment partnership);                      the Insurance Committee and
New York, NY 10017                                       formerly, Vice President,                     Director or Trustee of the
                                                         Bankers Trust Company and BT                  retail families of funds
                                                         Capital Corporation.                          advised by Morgan Stanley
                                                                                                       Investment Advisors Inc.

Fergus Reid (69)                  Director    Director   Chairman and Chief Executive     78           Trustee and Director of
85 Charles Colman Blvd.                       since      Officer of Lumelite Plastics                  approximately 30 investment
Pawling, NY 12564                             2000       Corporation.                                  companies in the JPMorgan
                                                                                                       Funds complex managed by
                                                                                                       JPMorgan Investment
                                                                                                       Management Inc.

Interested Directors:

                                                                                          NUMBER OF
                                             TERM OF                                      PORTFOLIOS
                                             OFFICE                                       IN FUND
                                             AND                                          COMPLEX
                              POSITION(S)    LENGTH OF                                    OVERSEEN
NAME, AGE AND ADDRESS OF      HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING    BY         OTHER DIRECTORSHIPS HELD BY
DIRECTOR                      REGISTRANT     SERVED*    PAST 5 YEARS                      DIRECTOR** DIRECTOR
--------------------------    ------------   ---------  --------------------------------  ---------- ------------------------------
Barton M. Biggs (69)          Chairman       Chairman   Chairman, Director and Managing   78         Member of the Yale Development
1221 Avenue of the Americas   and Director   and        Director of Morgan Stanley                   Board
New York, NY 10020                           Director   Investment Management Inc. and
                                             since 1995 Chairman and Director of Morgan
                                                        Stanley Investment Management
                                                        Limited; Managing Director of
                                                        Morgan Stanley & Co.
                                                        Incorporated; Director and
                                                        Chairman of the Board of various
                                                        U.S. registered companies managed
                                                        by Morgan Stanley Investment
                                                        Management Inc.

Ronald E. Robison (63)        President      President  Chief Global Operations Officer   78
1221 Avenue of the Americas   and Director   since      and Managing Director of Morgan
New York, NY 10020                           2001 and   Stanley Investment Management,
                                             Director   Inc.; Director and President of
                                             since 2001 various U.S. registered
                                                        investment companies managed by
                                                        Morgan Stanley Investment
                                                        Management Inc.; Previously,
                                                        Managing Director and Chief
                                                        Operating Officer of TCW
                                                        Investment Management Company.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Officers:

                                               POSITION(S)   TERM OF OFFICE AND
                                               HELD WITH     LENGTH OF TIME
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER     REGISTRANT    SERVED*            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------     ------------  -----------------  ---------------------------------------------------
Ronald E. Robison (63)                         President and President since    Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.      Director      2001 and Director  Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                                  since 2001         Inc.; Director and President of various U.S.
New York, NY 10020                                                              registered investment companies managed by Morgan
                                                                                Stanley Investment Management Inc.; Previously,
                                                                                Managing Director and Chief Operating Officer of
                                                                                TCW Investment Management Company.

Stefanie V. Chang (35)                         Vice          Vice President     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.      President     since 1997         Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                     Management Inc.; formerly, practiced law with New
New York, NY 1002                                                               York law firm of Rogers & Wells (now Clifford
                                                                                Chance Rogers & Wells LLP); Vice President of
                                                                                certain funds in the Fund Complex.

Lorraine Truten (40)                           Vice          Vice President     Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.      President     since 2001         Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                                     Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                              President, Morgan Stanley Fund Distribution, Inc.
                                                                                formerly, President of Morgan Stanley Institutional
                                                                                Fund Trust; Vice President of certain funds in the
                                                                                Fund Complex.

Mary E. Mullin (34)                            Secretary     Secretary since    Vice President of Morgan Stanley & Co., Inc. and
Morgan Stanley Investment Management Inc.                    1999               Morgan Stanley Investment Management, Inc.;
1221 Avenue of the Americas                                                     formerly, practiced law with New York firms of
New York, NY 10020                                                              McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                                Meagher & Flom LLP; Secretary of certain funds in
                                                                                the Fund Complex.

James A. Gallo (37)                            Treasurer     Treasurer since    Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.                    2001               Management Inc.; Treasurer of certain funds in the
1221 Avenue of the Americas                                                     Fund Complex; formerly, Director of Fund Accounting
New York, NY 10020                                                              at PFPC, Inc.

Belinda A. Brady (34)                          Assistant     Assistant          Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.              Treasurer     Treasurer since    Investor Services Co. (formerly Chase Global Funds
73 Tremont Street                                            2001               Services Company); and Assistant Treasurer of all
Boston, MA 02108-3913                                                           Portfolios of the Fund. Formerly Senior Auditor at
                                                                                Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                                LLP).

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                                             THE THAI FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Thai Fund, Inc.
Boston Equiserve
Dividend Reinvestment Unit
P.O. Box 1681
Boston, MA 02105-1681
1-800-730-6001